Corteva, Inc.
Consolidated Statements of Operations
(Dollars in millions, except per share amounts)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2020	2019	2020	2019
Net sales	$3,207	$2,983	$14,217	$13,846
Cost of goods sold	2,112	1,968	8,507	8,575
Research and development expense	305	290	1,142	1,147
Selling, general and administrative expenses	724	747	3,043	3,065
Amortization of intangibles	181	161	682	475
Restructuring and asset related charges - net	37	55	335	222
Integration and separation costs	—	50	—	744
Other income - net	92	125	212	215
Loss on early extinguishment of debt	—	—	—	13
Interest expense	10	24	45	136
(Loss) income from continuing operations before income taxes	(70)	(187)	675	(316)
Benefit from income taxes on continuing operations	(169)	(145)	(81)	(46)
Income (loss) from continuing operations after income taxes	99	(42)	756	(270)
(Loss) income from discontinued operations after income taxes	(56)	24	(55)	(671)

Net income (loss)	43	(18)	701	(941)

Net income attributable to noncontrolling interests	2	3	20	18

Net income (loss) attributable to Corteva	$41	$(21)	$681	$(959)

Basic earnings (loss) per share of common stock:
Basic earnings (loss) per share of common stock from continuing operations	$0.13	$(0.06)	$0.98	$(0.38)
Basic (loss) earnings per share of common stock from discontinued operations	(0.08)	0.03	(0.07)	(0.90)
Basic earnings (loss) per share of common stock	$0.05	$(0.03)	$0.91	$(1.28)

Diluted earnings (loss) per share of common stock:
Diluted earnings (loss) per share of common stock from continuing operations	$0.13	$(0.06)	$0.98	$(0.38)
Diluted (loss) earnings per share of common stock from discontinued operations	(0.08)	0.03	(0.07)	(0.90)
Diluted earnings (loss) per share of common stock	$0.05	$(0.03)	$0.91	$(1.28)

Average number of shares outstanding used in earnings per share (EPS) calculation (in millions)
Basic	746.3	749.6	748.7	749.5
Diluted	749.7	749.6	751.2	749.5

Corteva, Inc.
Condensed Consolidated Balance Sheets
(Dollars in millions, except share amounts)

	December 31, 2020	December 31, 2019
Assets
Current assets
Cash and cash equivalents	$3,526	$1,764
Marketable securities	269	5
Accounts and notes receivable, net	4,926	5,528
Inventories	4,882	5,032
Other current assets	1,165	1,190
Total current assets	14,768	13,519
Investment in nonconsolidated affiliates	66	66
Property, plant and equipment, net of accumulated depreciation December 31, 2020 - $3,857 and December 31, 2019 - $3,326	4,396	4,546
Goodwill	10,269	10,229
Other intangible assets	10,747	11,424
Deferred income taxes	464	287
Other assets	1,939	2,326
Total Assets	$42,649	$42,397

Liabilities and Equity
Current liabilities
Short-term borrowings and finance lease obligations	$3	$7
Accounts payable	3,615	3,702
Income taxes payable	123	95
Accrued and other current liabilities	4,807	4,434
Total current liabilities	8,548	8,238
Long-Term Debt	1,102	115
Other Noncurrent Liabilities
Deferred income tax liabilities	893	920
Pension and other post employment benefits - noncurrent	5,176	6,377
Other noncurrent obligations	1,867	2,192
Total noncurrent liabilities	9,038	9,604

Commitments and contingent liabilities

Stockholders' equity
Common stock, $0.01 par value; 1,666,667,000 shares authorized; issued at December 31, 2020 - 743,458,000 and December 31, 2019 - 748,577,000	7	7
Additional paid-in capital	27,707	27,997
Accumulated deficit	—	(425)
Accumulated other comprehensive loss	(2,890)	(3,270)
Total Corteva stockholders' equity	24,824	24,309
Noncontrolling interests	239	246
Total equity	25,063	24,555
Total Liabilities and Equity	$42,649	$42,397

Corteva, Inc.
Condensed Consolidated Statement of Cash Flows
(Dollars in millions, except per share amounts)

	Twelve Months Ended December 31,
	2020	2019[1]
Operating activities

Net income (loss)	$701	$(941)
Adjustments to reconcile net income (loss) to cash provided by operating activities
Depreciation and amortization	1,177	1,599
Benefit from deferred income tax	(330)	(477)
Net periodic pension benefit	(409)	(264)
Pension contributions	(62)	(121)
Net loss (gain) on sales of property, businesses, consolidated companies, and investments	3	(142)
Goodwill impairment charge	—	1,102
Loss on early extinguishment of debt	—	13
Restructuring and asset related charges - net	335	339
Amortization of inventory step-up	—	272
Other net loss	290	246
Changes in operating assets and liabilities, net	359	(556)
Cash provided by operating activities	2,064	1,070
Investing activities
Capital expenditures	(475)	(1,163)
Proceeds from sales of property, businesses, and consolidated companies - net of cash divested	83	249
Acquisitions of businesses - net of cash acquired	—	(10)
Investments in and loans to nonconsolidated affiliates	(1)	(10)
Proceeds from sale of ownership interest in nonconsolidated affiliates	—	21
Purchases of investments	(995)	(138)
Proceeds from sales and maturities of investments	721	160
Other investing activities - net	(7)	(13)
Cash used for investing activities	(674)	(904)
Financing activities
Net change in borrowings (less than 90 days)	—	(1,868)
Proceeds from debt	2,439	1,001
Payments on debt	(1,441)	(6,804)
Repurchase of common stock	(275)	(25)
Proceeds from exercise of stock options	56	47
Dividends paid to stockholders	(388)	(194)
Payment for acquisition of subsidiary's interest from the non-controlling interest	(60)	—
Distributions to DowDuPont	—	(317)
Contributions from Dow and DowDuPont	—	7,396
Cash transferred to DowDuPont at Internal Reorganizations	—	(2,053)
Debt extinguishment costs	—	(79)
Other financing activities, net	(28)	(33)
Cash provided by financing activities	303	(2,929)
Effect of exchange rate changes on cash, cash equivalents and restricted cash	7	(88)
Increase (decrease) in cash, cash equivalents and restricted cash	1,700	(2,851)
Cash, cash equivalents and restricted cash at beginning of period	2,173	5,024
Cash, cash equivalents and restricted cash at end of period	$3,873	$2,173
1.The cash flows for the twelve months ended December 31, 2019 includes cash flows of historical DuPont's ECP and Specialty Products Businesses.

Corteva, Inc.
Pro Forma Consolidated Statements of Operations1
(Dollars in millions, except per share amounts)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2020	2019	2020	2019[2]
Net sales	$3,207	$2,983	$14,217	$13,846
Cost of goods sold	2,112	1,968	8,507	8,386
Research and development expense	305	290	1,142	1,147
Selling, general and administrative expenses	724	747	3,043	3,068
Amortization of intangibles	181	161	682	475
Restructuring and asset related charges - net	37	55	335	222
Integration and separation costs	—	50	—	632
Other income - net	92	125	212	215
Loss on early extinguishment of debt	—	—	—	13
Interest expense	10	24	45	91
(Loss) income from continuing operations before income taxes	(70)	(187)	675	27
(Benefit from) provision for income taxes on continuing operations	(169)	(145)	(81)	1
Income (loss) from continuing operations after income taxes	99	(42)	756	26

Net income from continuing operations attributable to noncontrolling interests	2	3	20	13

Net income (loss) from continuing operations attributable to Corteva	$97	$(45)	$736	$13

Basic earnings (loss) per share of common stock from continuing operations	$0.13	$(0.06)	$0.98	$0.02

Diluted earnings (loss) per share of common stock from continuing operations	$0.13	$(0.06)	$0.98	$0.02

Average number of shares outstanding used in earnings per share (EPS) calculation (in millions)
Basic	746.3	749.6	748.7	749.5
Diluted	749.7	749.6	751.2	749.5

1.See Article 11 Pro Forma Combined Statements of Operations beginning on page A-18.
2.Period is presented on a Pro Forma Basis, prepared in accordance with Article 11 of Regulation S-X that was in effect prior to recent amendments.

Corteva, Inc.
Consolidated Segment Information
(Dollars in millions, except per share amounts)

	Three Months Ended December 31,		Twelve Months Ended December 31,
SEGMENT NET SALES - SEED	2020	2019[1]	2020	2019[1]
Corn	$958	$962	$5,182	$5,126
Soybean	63	74	1,445	1,387
Other oilseeds	90	92	619	593
Other	129	115	510	484
Seed	$1,240	$1,243	$7,756	$7,590

	Three Months Ended December 31,		Twelve Months Ended December 31,
SEGMENT NET SALES - CROP PROTECTION	2020	2019[1]	2020	2019[1]
Herbicides	$965	$868	$3,280	$3,206
Insecticides	546	494	1,764	1,652
Fungicides	318	305	1,032	1,072
Other	138	73	385	326
Crop Protection	$1,967	$1,740	$6,461	$6,256

	Three Months Ended December 31,		Twelve Months Ended December 31,
GEOGRAPHIC NET SALES - SEED	2020	2019	2020	2019
North America [2]	$505	$486	$4,795	$4,724
EMEA [3]	206	178	1,468	1,378
Latin America	449	494	1,117	1,130
Asia Pacific	80	85	376	358
Rest of World [4]	735	757	2,961	2,866
Net Sales	$1,240	$1,243	$7,756	$7,590

	Three Months Ended December 31,		Twelve Months Ended December 31,
GEOGRAPHIC NET SALES - CROP PROTECTION	2020	2019	2020	2019
North America [2]	$845	$643	$2,373	$2,205
EMEA [3]	211	226	1,374	1,362
Latin America	602	615	1,688	1,759
Asia Pacific	309	256	1,026	930
Rest of World [4]	1,122	1,097	4,088	4,051
Net Sales	$1,967	$1,740	$6,461	$6,256

1. Prior periods have been reclassified to conform to current period presentation.
2. Reflects U.S. & Canada
3. Reflects Europe, Middle East, and Africa
4. Reflects EMEA, Latin America, and Asia Pacific

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2020		2020
	As Reported		As Reported
Net Sales (GAAP)	$3,207		$14,217
Less: Impacts from Currency and Portfolio	(249)		(758)
Organic Sales (Non-GAAP)	$3,456		$14,975

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2020	2019	2020	2019
OPERATING EBITDA	As Reported	As Reported	As Reported	Pro Forma
Seed	$(47)	$(26)	$1,208	$1,040
Crop Protection	327	277	1,004	1,066
Corporate Expenses	(44)	(27)	(125)	(119)
Operating EBITDA (Non-GAAP)	$236	$224	$2,087	$1,987

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2020	2019	2020	2019
RECONCILIATION OF INCOME (LOSS) FROM CONTINUING OPERATIONS AFTER INCOME TAXES TO OPERATING EBITDA	As Reported	As Reported	As Reported	Pro Forma
Income (loss) from continuing operations after income taxes (GAAP)	$99	$(42)	$756	$26
(Benefit from) provision for income taxes on continuing operations	(169)	(145)	(81)	1
(Loss) income from continuing operations before income taxes (GAAP)	(70)	(187)	675	27
Depreciation and amortization	309	289	1,177	1,000
Interest income	(18)	(13)	(56)	(59)
Interest expense	10	24	45	91
Exchange losses - net[1]	47	29	174	66
Non-operating benefits - net[2]	(79)	(23)	(316)	(129)
Significant items charge[3]	37	105	388	991
Operating EBITDA (Non-GAAP)	$236	$224	$2,087	$1,987
1.Refer to page A-17 for pre-tax and after tax impacts of exchange losses (gains) - net. The twelve months ended December 31, 2019, on an operating basis (Non-GAAP), excludes a $(33) exchange loss associated with the devaluation of the Argentine peso, as it is included in significant items.
2.Non-operating benefits—net consists of non-operating pension and other post-employment benefit (OPEB) (benefits) costs, tax indemnification adjustments, environmental remediation and legal costs associated with legacy EID businesses and sites. Tax indemnification adjustments relate to changes in indemnification balances, as a result of the application of the terms of the Tax Matters Agreement, between Corteva and Dow and/or DuPont that are recorded by the company as pre-tax income or expense.
3.Refer to page A-11 for pre-tax and after tax impacts of significant items.

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

PRICE - VOLUME - CURRENCY ANALYSIS
REGION
	Q4 2020 vs. Q4 2019				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Local Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
North America	$221	20%	$220	19%	4%	15%	1%	—%
EMEA	13	3%	17	4%	1%	3%	(1)%	—%
Latin America	(58)	(5)%	194	17%	9%	8%	(22)%	—%
Asia Pacific	48	14%	42	12%	2%	10%	2%	—%
Rest of World	3	—%	253	14%	6%	8%	(14)%	—%
Total	$224	8%	$473	16%	6%	10%	(8)%	—%

SEED
	Q4 2020 vs. Q4 2019				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Local Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
North America	$19	4%	$18	4%	(5)%	9%	—%	—%
EMEA	28	16%	37	21%	5%	16%	(5)%	—%
Latin America	(45)	(9)%	63	13%	4%	9%	(22)%	—%
Asia Pacific	(5)	(6)%	(2)	(2)%	(1)%	(1)%	(4)%	—%
Rest of World	(22)	(3)%	98	13%	3%	10%	(16)%	—%
Total	$(3)	—%	$116	9%	—%	9%	(9)%	—%

CROP PROTECTION
	Q4 2020 vs. Q4 2019				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Local Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
North America	$202	31%	$202	31%	11%	20%	—%	—%
EMEA	(15)	(7)%	(20)	(9)%	(1)%	(8)%	2%	—%
Latin America	(13)	(2)%	131	21%	14%	7%	(23)%	—%
Asia Pacific	53	21%	44	17%	2%	15%	3%	1%
Rest of World	25	2%	155	14%	8%	6%	(12)%	—%
Total	$227	13%	$357	21%	10%	11%	(8)%	—%

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

SEED PRODUCT LINE
	Q4 2020 vs. Q4 2019				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Local Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
Corn[2]	$(4)	—%	$103	11%	2%	9%	(11)%	—%
Soybeans[2]	(11)	(15)%	(7)	(9)%	1%	(10)%	(6)%	—%
Other oilseeds[2]	(2)	(2)%	—	—%	(16)%	16%	(2)%	—%
Other[2]	14	12%	20	17%	—%	17%	(5)%	—%
Total	$(3)	—%	$116	9%	—%	9%	(9)%	—%

CROP PROTECTION PRODUCT LINE
	Q4 2020 vs. Q4 2019				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Local Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
Herbicides[2]	$97	11%	$130	15%	2%	13%	(4)%	—%
Insecticides[2]	52	11%	95	19%	9%	10%	(8)%	—%
Fungicides[2]	13	4%	59	19%	12%	7%	(15)%	—%
Other[2]	65	89%	73	100%	91%	9%	(10)%	(1)%
Total	$227	13%	$357	21%	10%	11%	(8)%	—%

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

PRICE - VOLUME - CURRENCY ANALYSIS
REGION
	Twelve Months 2020 vs. Twelve Months 2019				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Local Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
North America	$239	3%	$266	4%	1%	3%	(1)%	—%
EMEA	102	4%	$212	8%	2%	6%	(4)%	—%
Latin America	(84)	(3)%	$490	17%	7%	10%	(20)%	—%
Asia Pacific	114	9%	$161	13%	2%	11%	(3)%	(1)%
Rest of World	132	2%	863	12%	4%	8%	(10)%	—%
Total	$371	3%	$1,129	8%	3%	5%	(5)%	—%

SEED
	Twelve Months 2020 vs. Twelve Months 2019				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Local Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
North America	$71	2%	$84	2%	—%	2%	—%	—%
EMEA	90	7%	163	12%	4%	8%	(5)%	—%
Latin America	(13)	(1)%	187	17%	4%	13%	(18)%	—%
Asia Pacific	18	5%	35	10%	4%	6%	(5)%	—%
Rest of World	95	3%	385	13%	4%	9%	(10)%	—%
Total	$166	2%	$469	6%	1%	5%	(4)%	—%

CROP PROTECTION
	Twelve Months 2020 vs. Twelve Months 2019				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Local Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
North America	$168	8%	$182	8%	3%	5%	—%	—%
EMEA	12	1%	49	4%	1%	3%	(2)%	(1)%
Latin America	(71)	(4)%	303	17%	9%	8%	(21)%	—%
Asia Pacific	96	10%	126	14%	1%	13%	(2)%	(2)%
Rest of World	37	1%	478	12%	5%	7%	(10)%	(1)%
Total	$205	3%	$660	11%	4%	7%	(7)%	(1)%

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

SEED PRODUCT LINE
	Twelve Months 2020 vs. Twelve Months 2019				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Local Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
Corn[2]	$56	1%	$300	6%	2%	4%	(5)%	—%
Soybeans[2]	58	4%	83	6%	2%	4%	(2)%	—%
Other oilseeds[2]	26	4%	46	8%	—%	8%	(4)%	—%
Other[2]	26	5%	40	8%	3%	5%	(3)%	—%
Total	$166	2%	$469	6%	1%	5%	(4)%	—%

CROP PROTECTION PRODUCT LINE
	Twelve Months 2020 vs. Twelve Months 2019				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Local Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
Herbicides[2]	$74	2%	$241	8%	1%	7%	(5)%	(1)%
Insecticides[2]	112	7%	232	14%	5%	9%	(7)%	—%
Fungicides[2]	(40)	(4)%	105	10%	5%	5%	(12)%	(2)%
Other[2]	59	18%	82	25%	24%	1%	(7)%	—%
Total	$205	3%	$660	11%	4%	7%	(7)%	(1)%

1.Organic sales is defined as price and volume and excludes currency and portfolio impacts.
2.Prior periods have been reclassified to conform to current period presentation.

Corteva, Inc.
Significant Items
(Dollars in millions, except per share amounts)

SIGNIFICANT ITEMS BY SEGMENT (PRE-TAX)
	Three Months Ended December 31,		Twelve Months Ended December 31,
	2020	2019	2020	2019
	As Reported	As Reported	As Reported	Pro Forma
Seed	$(11)	$(90)	$(165)	$(304)
Crop Protection	(11)	1	(162)	(23)
Corporate	(15)	(16)	(61)	(664)
Total significant items before income taxes	$(37)	$(105)	$(388)	$(991)

SIGNIFICANT ITEMS - PRE-TAX, AFTER TAX, AND EPS IMPACTS

	Pre-tax		After tax[9]		($ Per Share)
	2020	2019	2020	2019	2020	2019
1st Quarter	As Reported	Pro Forma	As Reported	Pro Forma	As Reported	Pro Forma
Integration costs [1]	$—	$(100)	$—	$(16)	$—	$(0.02)
Restructuring and asset related charges, net [2]	(70)	(61)	(57)	(53)	(0.08)	(0.07)
Loss on divestiture [3]	(53)	(24)	(43)	(24)	(0.06)	(0.03)
Income tax items [4]	—	—	(19)	—	(0.02)	—
1st Quarter - Total	$(123)	$(185)	$(119)	$(93)	$(0.16)	$(0.12)

2nd Quarter	As Reported	As Reported	As Reported	As Reported	As Reported	As Reported
Integration and separation costs [1]	$—	$(330)	$—	$(436)	$—	$(0.58)
Restructuring and asset related charges, net [2]	(179)	(60)	(143)	(48)	(0.19)	(0.06)
Amortization of inventory step up 5	—	(52)	—	(41)	—	(0.06)
Loss on early extinguishment of debt [6]	—	(13)	—	(10)	—	(0.01)
Income tax items [4]	—	—	29	—	0.04	—
2nd Quarter - Total	$(179)	$(455)	$(114)	$(535)	$(0.15)	$(0.71)

3rd Quarter	As Reported	As Reported	As Reported	As Reported	As Reported	As Reported
Integration and separation costs [1]	$—	$(152)	$—	$(119)	$—	$(0.16)
Restructuring and asset related charges, net [2]	(49)	(46)	(27)	(34)	(0.04)	(0.04)
Amortization of inventory step up 5	—	(15)	—	(15)	—	(0.02)
Argentina currency devaluation [7]	—	(33)	—	(38)	—	(0.05)
Income tax items[4]	—	—	—	38	—	0.05
3rd Quarter - Total	$(49)	$(246)	$(27)	$(168)	$(0.04)	$(0.22)

4th Quarter	As Reported	As Reported	As Reported	As Reported	As Reported	As Reported
Integration and separation costs [1]	$—	$(50)	$—	$20	$—	$0.03
Restructuring and asset related charges, net [2]	(37)	(55)	(32)	(42)	(0.04)	(0.06)
Income tax items[4]	—	—	182	34	0.24	0.05
4th Quarter - Total	$(37)	$(105)	$150	$12	$0.20	$0.02

Year-to-date Total [8]	$(388)	$(991)	$(110)	$(784)	$(0.15)	$(1.04)

1.Integration and separation costs includes costs incurred to prepare for and close the Merger, post-Merger integration expenses, and costs incurred to prepare for the Business Separations. These costs primarily consist of financial advisory, information technology, legal, accounting, consulting and other professional advisory fees associated with the preparation and execution of these activities. For periods prior to Q2 2019, this includes only integration costs.

Corteva, Inc.
Significant Items
(Dollars in millions, except per share amounts)

The after-tax benefit for the fourth quarter of 2019 includes a net tax benefit of $48 related to application of the U.S. Tax Reform’s foreign tax provisions.

The after-tax charge for the third quarter of 2019 includes a net tax benefit of $13 related to application of the U.S. Tax Reform’s foreign tax provisions.

The after-tax charge for the second quarter of 2019 includes a net tax charge of $(114) related to U.S. state blended tax rate changes associated with the Internal Reorganizations and a net tax charge of $(96) related to application of the U.S. Tax Reform’s foreign tax provisions.

The after-tax charge for the first quarter of 2019 includes a net tax charge of $(32) related to U.S. state blended tax rate changes associated with the Internal Reorganizations and a tax benefit of $102 related to an internal legal entity restructuring associated with the Internal Reorganizations.

2.Fourth quarter, third quarter, second quarter, and first quarter 2020 included restructuring and asset related charges of $(37), $(49), $(179) and $(70), respectively. The charge for the fourth quarter included a $(42) charge related to the Execute to Win Productivity Program, a $(1) charge related to non-cash accelerated prepaid royalty amortization expense related to Roundup Ready 2 Yield® and Roundup Ready 2 Xtend® herbicide tolerance traits, and a $6 benefit associated with the DowDuPont Synergy Program. The charge for the third quarter included a $(30) charge related to the Execute to Win Productivity Program, a $(10) charge related to non-cash accelerated prepaid royalty amortization expense related to Roundup Ready 2 Yield® and Roundup Ready 2 Xtend® herbicide tolerance traits, and a $(9) charge associated with the DowDuPont Synergy Program. The charge for the second quarter included a $(41) charge related to the Execute to Win Productivity Program and a $(138) charge related to non-cash accelerated prepaid royalty amortization expense related to Roundup Ready 2 Yield® and Roundup Ready 2 Xtend® herbicide tolerance traits. The charge for the first quarter included a $(63) charge related to the Execute to Win Productivity Program, a $(10) charge related to non-cash accelerated prepaid royalty amortization expense related to Roundup Ready 2 Yield® and Roundup Ready 2 Xtend® herbicide tolerance traits, and a $3 asset related benefit associated with the DowDuPont Synergy Program.

The after-tax charge for the third quarter of 2020 includes a net tax benefit of $11 related to a change in estimate on the full year impact of The Act's foreign provisions.

Fourth quarter, third quarter, second quarter, and first quarter 2019 included restructuring and asset related charges of $(55), $(46), $(60) and $(61), respectively. The charge for the fourth quarter included a $(90) non-cash intangible asset impairment charge as a result of the company’s decision to accelerate the ramp up of the Enlist E3TM trait platform in the company’s soybean portfolio mix across all brands, including Pioneer brands, over the next five years with minimal use of the Roundup Ready 2 Yield® and Roundup Ready 2 Xtend® traits thereafter for the remainder of the Roundup Ready 2 License Agreement. This charge was partially offset by a benefit of $22 associated with the DowDuPont Cost Synergy Program and a benefit of $13 associated with the DowDuPont Agriculture Division Restructuring Program. The charge for the third quarter included a $(54) non-cash asset impairment related to certain intangible assets that primarily relate to heritage Dow AgroSciences intangibles previously acquired from Cooperativa Central de Pesquisa Agrícola's ("Coodetec"), classified as developed technology, other intangible assets and in-process research and development ("IPR&D"), partially offset by a benefit of $8 associated with the DowDuPont Cost Synergy Program. The charge for the first and second quarter is primarily related to the DowDuPont Cost Synergy Program.

3.First quarter 2020 includes a loss of $(53) included in other income - net related to the expected sale of the La Porte site, for which the company signed an agreement during the first quarter 2020.

First quarter 2019 includes a loss of $(24) included in other income - net related to DAS's sale of a joint venture related to synergy actions.

4.Fourth quarter 2020 reflects an after-tax benefit related to Swiss Tax Reform. Second quarter 2020 reflects a benefit of $29 due to an elective change in accounting method that alters the 2019 impact of the business separation on the 2017 Tax Cuts and Jobs Act's foreign tax provisions. First quarter 2020 includes an after tax charge related to the impact of a state tax valuation allowance in the U.S. based on a change in judgment about the realizability of a deferred tax asset.

Fourth quarter 2019 reflects an after-tax benefit related to the impact of the release of a tax valuation allowance recorded against the net deferred tax asset position of a Swiss legal entity.

Third quarter 2019 reflects an after-tax benefit related to Swiss Tax Reform.

5.Third quarter and second quarter 2019 includes amortization of inventory step up reflected in cost of goods sold related to the amortization of the inventory step-up in connection with the Merger.

Corteva, Inc.
Significant Items
(Dollars in millions, except per share amounts)
6.Second quarter 2019 includes a loss on the early extinguishment of debt related to the difference between the redemption price and the par value of the Make Whole Notes and Term Loan Facility, partially offset by the write-off of unamortized step-up related to the fair value step-up of EID's debt.

7.Third quarter 2019 includes a $(33) loss included in other income - net associated with remeasuring the company’s Argentine Peso net monetary assets, resulting from an unexpected August primary election result in Argentina.  Throughout the three months ended September 30, 2019, the Argentine Peso dropped approximately a third of its value against the U.S. dollar and in September of 2019, the country’s central bank announced new restrictions on foreign currency transactions. The after tax charge of $(38) includes a tax valuation allowance recorded against the net deferred tax asset position of an Argentine legal entity.

8.Earnings per share for the year may not equal the sum of quarterly earnings per share due to the changes in average share calculations.

9.Unless specifically addressed in notes above, the income tax effect on significant items was calculated based upon the enacted tax laws and statutory income tax rates applicable in the tax jurisdiction(s) of the underlying non-GAAP adjustment.

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

Operating Earnings Per Share (Non-GAAP)
Operating earnings per share is defined as earnings per share from continuing operations – diluted, excluding non-operating benefits - net, amortization of intangibles (existing as of Separation) and significant items.

	Three Months Ended December 31,
	2020	2019	2020	2019
	$	$	EPS (diluted)	EPS (diluted)
Net income (loss) from continuing operations attributable to Corteva (GAAP)	$97	$(45)	$0.13	$(0.06)
Less: Non-operating benefits - net, after tax [1]	57	16	0.08	0.02
Less: Amortization of intangibles (existing as of Separation), after tax	(141)	(126)	(0.19)	(0.17)
Less: Significant items benefit, after tax	150	12	0.20	0.02
Operating Earnings (Non-GAAP)	$31	$53	$0.04	$0.07

	Twelve Months Ended December 31,
	2020	2019[2]	2020	2019[2]
	$	$	EPS (diluted)	EPS (diluted)
Net income from continuing operations attributable to Corteva (GAAP)	$736	$13	$0.98	$0.02
Less: Non-operating benefits - net, after tax [1]	237	100	0.32	0.13
Less: Amortization of intangibles (existing as of Separation), after tax	(518)	(376)	(0.69)	(0.50)
Less: Significant items charge, after tax	(110)	(784)	(0.15)	(1.04)
Operating Earnings (Non-GAAP)	$1,127	$1,073	$1.50	$1.43
1.Non-operating benefits—net consists of non-operating pension and other post-employment benefit (OPEB) benefits (costs), tax indemnification adjustments, and environmental remediation and legal costs associated with legacy EID businesses and sites. Tax indemnification adjustments relate to changes in indemnification balances, as a result of the application of the terms of the Tax Matters Agreement, between Corteva and Dow and/or DuPont that are recorded by the company as pre-tax income or expense.
2.Periods are presented on a Pro Forma Basis, prepared in accordance with Article 11 of Regulation S-X that was in effect prior to recent amendments.

Corteva, Inc.
Operating EBITDA to Operating Earnings Per Share
(Dollars in millions, except per share amounts)

Operating EBITDA to Operating Earnings Per Share

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2020	2019	2020	2019
	As Reported	As Reported	As Reported	Pro Forma
Operating EBITDA (Non-GAAP)[1]	$236	$224	2,087	1,987
Depreciation	(128)	(128)	(495)	(525)
Interest Income	18	13	56	59
Interest Expense	(10)	(24)	(45)	(91)
Provision for income taxes on continuing operations before significant items, non-operating benefits - net, amortization of intangibles (existing as of Separation), and exchange gains/(losses), net (Non-GAAP)[1]	(46)	(15)	(295)	(280)
Base income tax rate from continuing operations (Non-GAAP)[1]	39.7%	17.6%	18.4%	19.6%
Exchange losses - net, after tax[2]	(37)	(14)	(161)	(64)
Net income attributable to non-controlling interests	(2)	(3)	(20)	(13)
Operating Earnings (Non-GAAP)[1]	$31	$53	$1,127	$1,073
Diluted Shares (in millions)	749.7	749.6	751.2	749.5
Operating Earnings Per Share (Non-GAAP)[1]	$0.04	$0.07	$1.50	$1.43
1.     Refer to pages A-6 through A-10 for Non-GAAP reconciliations.
2.     Refer to page A-17 for pre-tax and after tax impacts of exchange gains (losses) - net.

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions)

Reconciliation of Base Income Tax Rate to Effective Income Tax Rate
Base income tax rate is defined as the effective income tax rate less the effect of exchange gains (losses), significant items, amortization of intangibles (existing as of Separation), and non-operating benefits - net.

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2020	2019	2020	2019
	As Reported	As Reported	As Reported	Pro Forma
(Loss) income from continuing operations before income taxes (GAAP)	$(70)	$(187)	$675	$27
Add: Significant items - charge [1]	37	105	388	991
Non-operating benefits - net	(79)	(23)	(316)	(129)
Amortization of intangibles (existing as of Separation)	181	161	682	475
Less: Exchange losses, net [2,3]	(47)	(29)	(174)	(66)
Income from continuing operations before income taxes, significant items, non-operating benefits - net, amortization of intangibles (existing as of Separation), and exchange losses, net (Non-GAAP)	$116	$85	$1,603	$1,430

(Benefit from) provision for income taxes on continuing operations (GAAP)	$(169)	$(145)	$(81)	$1
Add: Tax benefits on significant items charge[1]	187	117	278	207
Tax expenses on non-operating benefits - net	(22)	(7)	(79)	(29)
Tax benefits on amortization of intangibles (existing as of Separation)	40	35	164	99
Tax benefits on exchange losses, net[2]	10	15	13	2
Provision for income taxes on continuing operations before significant items, non-operating benefits - net, amortization of intangibles (existing as of Separation), and exchange losses, net (Non-GAAP)	$46	$15	$295	$280

Effective income tax rate (GAAP)	241.4%	77.5%	(12.0)%	3.7%
Significant items, non-operating benefits, and amortization of intangibles (existing as of Separation) effect	(189.2)%	(77.5)%	31.7%	16.7%
Tax rate from continuing operations before significant items, non-operating benefits - net, and amortization of intangibles (existing as of Separation) (Non-GAAP)	52.2%	—%	19.7%	20.4%
Exchange losses, net effect[2]	(12.5)%	17.6%	(1.3)%	(0.8)%
Base income tax rate from continuing operations (Non-GAAP)	39.7%	17.6%	18.4%	19.6%

1. See Significant Items table for further detail.
2. See page A-17 for further details of exchange gains (losses).
3. Pre-tax exchange gains (losses), net for the twelve months ended December 31, 2019, on an operating earnings basis (Non-GAAP), excludes a $(33) exchange loss associated with the devaluation of the Argentine peso as it is included within significant items.

Corteva, Inc.
(Dollars in millions, except per share amounts)

Exchange Gains/Losses
The company routinely uses foreign currency exchange contracts to offset its net exposures, by currency, related to the foreign currency-denominated monetary assets and liabilities. The objective of this program is to maintain an approximately balanced position in foreign currencies in order to minimize, on an after-tax basis, the effects of exchange rate changes on net monetary asset positions. The hedging program gains (losses) are largely taxable (tax deductible) in the United States (U.S.), whereas the offsetting exchange gains (losses) on the remeasurement of the net monetary asset positions are often not taxable (tax deductible) in their local jurisdictions. The net pre-tax exchange gains (losses) are recorded in other income (expense) - net and the related tax impact is recorded in provision for (benefit from) income taxes on continuing operations in the Consolidated Statements of Operations.

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2020	2019	2020	2019
Subsidiary Monetary Position Gain (Loss)
Pre-tax exchange gains (losses)	$37	$18	$(263)	$(8)
Local tax (expenses) benefits	(10)	4	34	(11)
Net after tax impact from subsidiary exchange gains (losses)	$27	$22	$(229)	$(19)

Hedging Program (Loss) Gain
Pre-tax exchange (losses) gains	$(84)	$(47)	$89	$(58)
Tax benefits (expenses)	20	11	(21)	13
Net after tax impact from hedging program exchange (losses) gains	$(64)	$(36)	$68	$(45)

Total Exchange Loss
Pre-tax exchange losses[1]	$(47)	$(29)	$(174)	$(66)
Tax benefits	10	15	13	2
Net after tax exchange losses	$(37)	$(14)	$(161)	$(64)

As shown above, the "Total Exchange Loss" is the sum of the "Subsidiary Monetary Position Loss" and the "Hedging Program (Loss) Gain."
1.Pre-tax exchange (losses) gains, net for the twelve months ended December 31, 2019, on an operating earnings basis (Non-GAAP), excludes a $(33) exchange loss associated with the devaluation of the Argentine peso as it is included within significant items.

Corteva, Inc.
Article 11 Pro Forma Combined Statement of Operations
(Dollars in millions, except per share amounts)

	Twelve Months Ended December 31, 2019
	As Reported Corteva	Adjustments			Pro Forma Corteva
		Merger[1]	Debt Retirement[2]	Separations Related[3]
Net sales	$13,846	$—	$—	$—	$13,846
Cost of goods sold	8,575	(205)	—	16	8,386
Research and development expense	1,147	—	—	—	1,147
Selling, general and administrative expenses	3,065	—	—	3	3,068
Amortization of intangibles	475	—	—	—	475
Restructuring and asset related charges - net	222	—	—	—	222
Integration and separation costs	744	—	—	(112)	632
Other income - net	215	—	—	—	215
Loss on early extinguishment of debt	13	—	—	—	13
Interest expense	136	—	(45)	—	91
(Loss) income from continuing operations before income taxes	(316)	205	45	93	27
(Benefit from) provision for income taxes on continuing operations	(46)	36	10	1	1
(Loss) income from continuing operations after income taxes	(270)	169	35	92	26
Net income from continuing operations attributable to noncontrolling interests	13	—	—	—	13

Net (loss) income from continuing operations attributable to Corteva	$(283)	$169	$35	$92	$13

Basic (loss) earnings per share of common stock from continuing operations	$(0.38)				$0.02

Diluted (loss) earnings per share of common stock from continuing operations	$(0.38)				$0.02

Average number of shares outstanding used in earnings per share (EPS) calculation (in millions):
Basic	749.5				749.5
Diluted	749.5				749.5
1.Related to the amortization of EID’s agriculture business’ inventory step-up recognized in connection with the Merger, as the incremental amortization is directly attributable to the Merger and will not have a continuing impact.
2.Represents removal of interest expense related to the debt redemptions/repayments.
3.Adjustments directly attributable to the separations and distributions of Corteva, Inc. include the following: removal of Telone® Soil Fumigant business (“Telone®”) results (as Telone® did not transfer to Corteva as part of the common control combination of DAS); impact from the distribution agreement entered into between Corteva and Dow that allows for Corteva to become the exclusive distributor of Telone® products for Dow; elimination of one-time transaction costs directly attributable to the Corteva Distribution; the impact of certain manufacturing, leasing and supply agreements entered into in connection with the Corteva Distribution; and the related tax impacts of these items.